Prepared by and return to:

Michael F. King, Esq.
Kennedy Covington Lobdell & Hickman, L.L.P.
Post Office Box 1070
Raleigh, North Carolina  27602


STATE OF NORTH CAROLINA

COUNTY OF WAKE

                      DEED OF TRUST AND SECURITY AGREEMENT
                                (FUTURE ADVANCES)
                      (COLLATERAL IS OR INCLUDES FIXTURES)


           THIS DEED OF TRUST AND SECURITY AGREEMENT (the "Deed of Trust") is made and entered into as of this day of May 20, 2002, by and between DCF I, LLC, a North Carolina limited liability company (the "Grantor" or "Borrower"), whose address is 14 Consultant Place, Suite 250, Durham, North Carolina 27707; KAREN TALLMAN, ESQ., an individual and resident of the State of California, whose address is 200 Continental Boulevard, El Sequndo, California 90245-0984 (hereinafter called the "Trustee"), and MERISEL PROPERTIES, INC., a Delaware corporation, whose address is 200 Continental Boulevard, El Sequndo, California 90245-0984, (hereinafter called the "Beneficiary"), as beneficiary and owner and holder of a Construction Promissory Note dated as of even date herewith in the original amount of One Million Dollars ($1,000,000) (herein called the "Note"), as amended from time to time, maturing on and with the last installment of principal or interest due in accordance with the terms of the Note and the payment of the Sale Payment in accordance with terms of that certain Construction Loan Agreement dated of even date herewith between Borrower and Beneficiary (the "Loan Agreement"), as such documents are modified from time to time.

           AND WHEREAS, the maximum principal amount of present and future obligations which may be incurred under the Loan Agreement and secured by this Deed of Trust shall not exceed $1,000,000 plus the maximum Sale Payment, which amount is defined in Section 6.17 of the Loan Agreement.

           AND WHEREAS, the Grantor desires to secure (i) payment and performance of all of Grantor's obligations, covenants and agreements under the Loan Agreement relating to obligations by Borrower to Beneficiary, (ii) present and future advances, and reimbursement obligations for draws made for any purpose including those made under Letters of Credit issued, or caused to be issued, by Beneficiary on behalf of Grantor, (iii) all other obligations, now or later existing, of the Borrower to the Beneficiary, including any Note described above, and any renewals, extensions, modifications, amendments, substitutions, or replacements thereof in whole or in part, (iv) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Deed of Trust or to protect the rights of the Beneficiary hereunder, and
(v) the performance of the covenants and agreements of the Grantor contained herein, by a conveyance of the lands and a grant of the security interests hereinafter described (collectively (i) through (v) are called the "Obligations");

           NOW, THEREFORE, in consideration of the premises and for the purposes aforesaid, and in further consideration of the sum of One Dollar ($l) paid to the Grantor by the Trustee, receipt of which is hereby acknowledged, the Grantor has given, granted, bargained, sold, and conveyed, and by these presents does give, grant, bargain, sell and convey unto the Trustee, his heirs, successors, and assigns the following described parcel of land and all improvements now or hereafter located thereon and owned by Grantor, lying and being in Wake County, State of North Carolina, and more particularly described on Exhibit A attached hereto and incorporated by reference.

Such parcel of land together with all structures, buildings and other improvements owned by Grantor (hereinafter called the "Improvements"), now or hereafter located thereon being hereinafter called the "Property."

           TOGETHER WITH all fixtures, equipment and other articles of personal property now owned by the Grantor and located in or upon the Property, or hereafter acquired and located thereon and used in connection with the operation and maintenance of the Property (hereinafter called the "Collateral").

           TO HAVE AND TO HOLD the Property and Collateral, with all the rights, privileges, and appurtenances thereunto belonging or appertaining to the Trustee, his heirs, successors and assigns, in fee simple forever, upon the trusts and for the uses and purposes hereinafter set out;

           And the Grantor covenants with the Trustee that it is seized of the Property and Collateral in fee and has the right to convey the same in fee simple; that title is marketable and free and clear of all encumbrances except the Permitted Encumbrances (as defined in the Loan Agreement); and that it will warrant and defend the title to the Property and Collateral against the lawful claims of all persons whomsoever except for the Permitted Encumbrances.

           THIS CONVEYANCE IS MADE UPON THIS SPECIAL TRUST, that if the Grantor shall satisfy the Note and pay the Obligations in accordance with their terms, together with interest thereon, and any renewals, extensions, modifications, amendments, substitutions or replacements thereof in whole or in part, shall pay all sums advanced hereunder to protect the security of this Deed of Trust or the rights of the Beneficiary, together with interest thereon, and shall comply with all the covenants, terms and conditions of this Deed of Trust, the Note, and the Loan Agreement, then this conveyance shall be null and void and may be canceled of record at the request and at the cost of the Grantor.

           Section 1. FUTURE ADVANCES. All terms and conditions under which future advances may be made are set forth in the Loan Agreement, which is incorporated herein by reference. Beneficiary shall make future advances only in accordance with the terms and conditions of the Loan Agreement, as the same may be amended from time to time. Future Advances shall be made pursuant to the provisions of Section 45-67 et. seq. of the North Carolina General Statutes.

This Deed of Trust secures payment of Obligations including present and future advances. No execution of a written instrument or notation shall be necessary to evidence or secure any future advances made hereunder. This Deed of Trust secures all present and future loan disbursements made by the Beneficiary under the Note, and all other sums from time to time owing to the Beneficiary by the Borrower under the Loan Documents (as defined in the Loan Agreement). The amount of the present disbursement secured hereby is $0.00 and the maximum principal amount which may be secured hereby at any one time is $1,000,000 plus the maximum Sale Payment, which amount is defined in Section 6.17 of the Loan Agreement. The time period within which such future disbursements are to be made is the period between the date hereof and the date fifteen (l5) years from the date hereof. Disbursements secured hereby shall not be required to be evidenced by a "written instrument or notation" as described in Section 45-68(2) of the North Carolina General Statutes, it being the intent of the parties that the requirements of Section 45-68(2) for a "written instrument or notation" for each advance shall not be applicable to disbursements made under the Loan Agreement and the Note.

           Section 1A. EVENTS OF DEFAULT. Subject to applicable notice and cure provisions as set forth in the Loan Agreement, the occurrence of any one or more of the following events shall constitute an Event of Default hereunder:

           (a) The Borrower's failure to pay the Obligations in accordance with the terms of the documents which evidence those Obligations or default under any of the other terms of the documents which evidence those Obligations (including, without limitation, the Loan Agreement) or the failure to pay any other indebtedness;

           (b) The Grantor's breach of any of the terms, conditions or covenants contained in this Deed of Trust which is not cured within twenty (20) days after Borrower's receipt of written notice thereof from Beneficiary, unless such default by its nature cannot be cured within such twenty (20) day period, in which case Grantor shall have such additional time to cure as may be necessary provided that Grantor commences the cure within such twenty (20) day period and continues the same with due diligence to its completion;

           (c) The actual or threatened demolition, injury or waste to the Property or Collateral which may impair its value or the sale, alienation, transfer or mortgage of the Property or Collateral, unless permitted by the terms of the Loan Agreement;

           (d) The appointment of a receiver for, or the filing of a petition of bankruptcy by or against, the Grantor which is not withdrawn within sixty (60) days of filing;

           (e) The Grantor's default in or breach of any of the terms, conditions, covenants or agreements contained in any separate assignment of leases, or other documents given as additional security for the loan;

           (f) The Grantor's default under the terms of any instrument to which this Deed of Trust is subordinate or which is subordinate to this Deed of Trust;

           (g) False statement, material misrepresentation or withholding material facts by Grantor in any financial statement or another instrument provided by Grantor to Beneficiary or its agents as to any matter relied upon by Beneficiary in evaluating whether to extend the Loan to the Borrower and/or to accept the Note; and

           (h) The occurrence of an Event of Default (as defined in the Loan Agreement) under the Loan Agreement.

           Section 2. REMEDIES UPON DEFAULT. Upon the occurrence of an Event of Default, the Beneficiary and Trustee shall have the following rights and remedies:

           (a) The Beneficiary shall have the right, at its option, to declare all Obligations to be immediately due and payable, whereupon the same shall become immediately due and payable, regardless of the maturity date thereof,

           (b) On the application of the Beneficiary, if the Beneficiary shall have declared the Obligations to be immediately due and payable and if the Obligations have not been paid and performed in accordance with documents which evidence those Obligations, the Trustee shall be obligated, and is hereby authorized and empowered, to expose at one or more sales and sell the Property at public auction(s) for cash and the Collateral, if any, at public or private sale(s) for cash, after first having complied with all then applicable requirements of North Carolina law.

           Upon such sale(s), the Trustee shall convey title to the purchaser in fee simple. The Beneficiary shall have the right to bid at any sale thereunder. The Trustee may require the successful bidder at any sale to deposit immediately with the Trustee cash or certified check in an amount not to exceed twenty-five percent (25%) of the bid, provided notice of such requirement is contained in the advertisement of the sale. The Trustee may reject the bid if the deposit is not immediately made, and thereupon the Trustee may declare the next highest bidder to be the Purchaser. Such deposit shall be refunded in case a resale is had; otherwise, it shall be applied to the purchase price. If Collateral is sold hereunder, it need not be at the place of sale. The published notice of public sale, however, shall state the time and place where the Collateral may be inspected prior to sale.

           In the event a proceeding to exercise the power of sale contained herein is begun but not completed, the Grantor shall pay all reasonable expenses incurred by the Trustee and a partial commission computed as follows: one-fourth of the commission as specified in Section 3 hereof prior to the Trustee's issuance of a notice of hearing on the right to foreclose and one-half of the commission as specified in Section 3 hereof after the issuance of such notice and prior to sale. Such expenses and partial commission may be paid by the Beneficiary on behalf of the Grantor but, in any event, shall be secured by this Deed of Trust.

           The foregoing shall in no way be construed to limit the powers of sale or restrict the discretion the Trustee may have under the provisions of
Article 2A of Chapter 45 of the General Statutes of North Carolina, as the same may be from time to time amended, or such other laws as the Beneficiary or Trustee may be proceeding under, including the laws relating to judicial foreclosure if such is determined to be either the necessary or appropriate process to follow in foreclosing on the lien of this Deed of Trust. Each legal, equitable or contractual right, power or remedy of the Beneficiary or Trustee now or hereafter provided herein or by statute shall be cumulative and concurrent and shall be in addition to every other right, power and remedy contained herein or by statute. The exercise or beginning of the exercise of any one or more of such rights, powers and remedies shall not preclude the simultaneous or later exercise of any or all such other rights, powers and remedies and without limiting the foregoing, the Trustee may sell the Property and Collateral separately or together, as a whole or in parts or parcels, at one or more sales conducted at different times and places.

         (c) The Beneficiary shall have the right to collect rents, issues, profits and revenues according to the terms of Section 7 hereof.

         (d) If the Grantor and the Beneficiary have contemporaneously entered into any other agreement by any other designation containing, remedies exercisable by the Beneficiary upon the occurrence of an Event of Default thereunder, then the Beneficiary shall be entitled to exercise such rights and remedies as are contained in such separate agreement, and shall have the right to the appointment of a receiver to collect the rents and profits from the Property and Collateral without consideration of the value thereof or the solvency of any person liable for the payment of the amounts then owing. The Beneficiary at its option, to the extent permitted by applicable law, in lieu of an appointment of a receiver, shall have the right to do all those things the receiver could have done. If such receiver should be appointed, or if there should be a sale of the Property and Collateral by foreclosure, as provided above, the Grantor or any person in possession of the Property and Collateral, as tenant or otherwise, shall, subject to applicable laws and any Subordination, Nondisturbance and Attornment Agreement, become a tenant at will of the receiver or of the purchaser and may be removed by a writ of ejectment, summary ejectment or other lawful remedy.

         (e) The exercise by the Beneficiary of any right or remedy granted to the Beneficiary or Trustee in law or equity or by this or any other document shall not be deemed an irrevocable election of remedies thereby precluding the Beneficiary or the Trustee from exercising or pursuing any other right or remedy granted to the Trustee or the Beneficiary under this or any other document or at law or in equity. All remedies contained herein or in any other separate agreement executed contemporaneously with the execution of this Deed of Trust are intended to be cumulative.

Section 3. APPLICATION OF PROCEEDS. Proceeds derived from the exercise of either the power of sale or the collection of rents and profits shall be applied to pay, first, costs and expenses, including the Trustee's commission in the amount of five percent (5%) of the sales price for the Property in the event of sale, reasonable attorneys' fees actually incurred by the Beneficiary and the Trustee, using standard hourly rates (determined without giving effect to any statutory presumption) for legal services actually performed, and reasonable auctioneer's fees if such expenses have been incurred and any other expenses or advances made or reasonably incurred in the protection of the rights of the Trustee or in the pursuit of any remedy hereunder; second, to taxes and assessments due and unpaid, if the Trustee deems it appropriate to do so; third, to the payment of Obligations (including principal and interest on the Note) secured by this Deed of Trust; and fourth, the balance, if any, to the person or persons entitled thereto.

           Section 4. PAYMENT OF AMOUNTS DUE UNDER THE NOTE. The Grantor covenants and agrees that it will pay when due the principal and interest on all Obligations in accordance with the Note and the other documents which secure or evidence the Obligations.

           Section 5. PAYMENT OF TAXES, ASSESSMENTS AND OTHER AMOUNTS; MAINTENANCE OF INSURANCE.

           (a) The Grantor covenants and agrees that it will pay, prior to delinquency, all taxes, assessments, levies and charges upon or against the Property and Collateral, of every character which are now due or which may hereafter become liens thereon, including all taxes assessed in North Carolina against the Trustee or the Beneficiary on this instrument or the sum hereby secured or evidenced by the Note, provided the amount of such latter taxes with the interest on the sum hereby secured does not exceed the maximum contract rate permitted by law, but if it does, the excess to be paid by the Beneficiary; and immediately deliver to the Beneficiary official receipts therefor. If and to the extent not paid prior to delinquency by Grantor, the Beneficiary may, at its option, pay any such taxes, assessments, levies, or charges against the Property or Collateral, and the official receipts therefor shall be conclusive evidence of payment, the amount due and validity thereof. Any amounts so expended shall immediately become debts due by the Grantor payable on demand, shall bear interest at the rate specified in the Note, and their payment shall be secured by this Deed of Trust.

            (b) The Grantor covenants and agrees that it will keep the Improvements and Collateral now or hereafter on the Property insured against loss and damage by fire, tornado and windstorm, and against such other hazards as the Beneficiary may require, including business interruption (if required by the Beneficiary), in amounts reasonably satisfactory to the Beneficiary, plus an amount sufficient to prevent any co-insurance liability of the owner of the Property or the Beneficiary, for the benefit of the Beneficiary, loss, if any, to be made payable in the policy or policies of insurance to the Beneficiary as its interest may appear, the loss payable clauses to be in such form as the Beneficiary may reasonably require. Grantor further will require all contractors and subcontractors to carry worker's compensation insurance. All insurance shall be in companies approved by the Beneficiary, the policies and renewals thereof shall, when issued, be immediately delivered to the Beneficiary to be held by it, and all insurance shall provide for thirty (30) days prior written notice of cancellation to Beneficiary. The Grantor will pay all premiums for such insurance when due and immediately deliver to the Beneficiary official receipts therefor. In the event of loss, the Grantor will give immediate notice by mail to the Beneficiary, who may make proof of loss if not made promptly by the Grantor. Each insurance company concerned is hereby authorized and directed to make payment of such loss directly to the Beneficiary, instead of to the Grantor and the Beneficiary jointly. Subject to the provisions of the Loan Agreement, the proceeds of any insurance, or any part thereof, may be applied by the Beneficiary, at its option, either to the reduction of the Obligations secured hereby in such order as it may elect, or to the restoration or repair of the property damaged. If the Grantor fails or refuses to keep such property so insured, the Beneficiary may obtain such insurance without prejudice to its right to foreclose hereunder by reason of such default. The Beneficiary may, at its option, pay any such insurance premiums. The official receipt for such payment shall be conclusive evidence of the payment, the amount due and the validity thereof. Any amounts so expended shall immediately become debts due by the Grantor, shall bear interest at the rate specified in the Note, and their payment shall be secured by this Deed of Trust.

Section 6. MAINTENANCE OF THE PROPERTY. The Grantor covenants and agrees that it will not knowingly commit or permit any waste to the Property or Collateral, and will keep the Property and Collateral in as good order, repair, and condition as it is now, reasonable wear and tear excepted and as otherwise contemplated by the Loan Agreement. Subject to the provisions of the Loan Agreement and to the rights of tenants, the Beneficiary shall have the right to inspect the Property and Collateral at all reasonable times, and access thereto shall be permitted for that purpose to it or its authorized agents. Such inspection may include, but not be limited to, such investigation as Beneficiary in its sole reasonable discretion believes necessary to determine the nature and extent of any actual or potential environmental risks, damages, liabilities or contamination relating to the Property. In the event that such investigation reveals any matter constituting a material breach of representation or warranty made by Grantor to Beneficiary, then the reasonable costs of such investigation shall be reimbursed to Beneficiary by Grantor.

Section 7.        ASSIGNMENT OF RENTS, LEASES AND PROFITS.

         (a) As further security for the Note and the payment of the Obligations and for the faithful performance of all the covenants, agreements, terms and provisions of this Deed of Trust, the Grantor hereby sells, transfers and assigns unto the Beneficiary all the Grantor's right, title and interest in and to the rents, issues, profits, revenues, royalties, rights and benefits from the Property. To that end, the Grantor hereby assigns and sets over unto the Beneficiary all leases of all or part of the Property now made, executed or delivered (to the extent assignable thereunder), whether written or verbal, or to be hereafter made, whether written or verbal (hereinafter referred to individually and collectively as "Tenants' Leases"). The Grantor hereby authorizes and empowers the Beneficiary to collect these rents, issues, profits, revenues, royalties, rights and benefits as they shall become due and hereby directs each and all of the tenants under the Tenants' Leases to pay such rents, as may now be due or shall hereafter become due, to the Beneficiary, upon demand for payment thereof by the Beneficiary. No such demand shall be made unless and until there has been a default under the Note, or the occurrence of an Event of Default under this Deed of Trust, or pursuant to any related loan documents. Until such demand is made, the Grantor is authorized by the Beneficiary to collect or continue collecting such rents, issues, profits, revenues, royalties, rights and benefits; provided, however, the Grantor shall not collect any rents more than two months in advance without the prior written consent of the Beneficiary.

         (b) The Grantor covenants and agrees: (i) that it will promptly and fully keep, perform and comply with all the material terms, provisions, covenants, conditions and agreements imposed upon or assumed by it as landlord (or similar designation) under the Tenants' Leases, and (ii) that it will not knowingly do, permit anything to be done, or knowingly omit or refrain from doing anything, the doing or omission of which will give any tenant a right to terminate any of the Tenants' Leases.

         (c) If the Grantor shall, in any manner, fail in any of the above covenants and agreements, the Beneficiary may (but shall not be obligated to) take any action the Beneficiary deems reasonably necessary to prevent or cure any default by the Grantor in the performance of or compliance with any of the Grantor's covenants or obligations under any of the Tenants' Leases. Subject to the rights of the tenants, the Beneficiary shall have the right to enter upon the Property to such extent and as often as the Beneficiary, in its sole reasonable discretion, deems necessary in order to prevent or cure any such default by the Grantor. The Beneficiary may expend such reasonable sums of money as the Beneficiary, in its sole discretion, deems necessary for any such purpose. The Grantor hereby agrees to pay to the Beneficiary, immediately upon demand, all reasonable sums so expended by the Beneficiary, together with interest thereon from the date of each such payment at the rate provided for in the Note. All sums so expended by the Beneficiary, and the interest thereon, shall be secured by this Deed of Trust. The Grantor will give the Beneficiary immediate notice by certified mail of any notice of default or notice of cancellation received from any tenant.

Section 8. CONDEMNATION. Subject to the rights of Grantor contained in the Loan Agreement and applicable law, in the event of condemnation of the Property or any part thereof, the Beneficiary may take such action as it deems reasonably necessary, in its sole discretion, to maintain the adequacy of the value of the Property given to secure the Obligations, which action may include, but not be limited to, the following:

         (a) Require the Grantor to provide additional or substitute property acceptable to the Beneficiary to secure the Note.

         (b) Require the Grantor to pay an amount at least equal to the award paid for such taking to be applied to the Obligations secured hereby in such order as it may elect, notwithstanding that the Obligations may not then be due and payable.

         (c) Take assignment of any award paid for such taking, and in such event, the Beneficiary is hereby authorized and empowered (but not required) to collect and receive such award and is authorized to apply it in whole or in part in reduction of the then outstanding debt secured by this Deed of Trust notwithstanding that the debt may not then be due and payable.

           Any amounts so applied to principal shall be applied to the principal last maturing hereon. If Grantor fails to comply with the provisions of this
Section 8, the Beneficiary may, at its option, declare all Obligations to be immediately due and payable.

Section 9. SALE OR TRANSFER OF PROPERTY; JUNIOR LIENS. Except as permitted by the terms of the Loan Agreement, if all or any part of the Property, or any interest or estate therein, is sold, further encumbered or otherwise transferred by Grantor (including without limitation by way of mortgage, deed of trust, or declaration of trust), without the Beneficiary's prior written consent, the Beneficiary at its option may declare all Obligations with interest thereon to be immediately due and payable without regard to the date of maturity of the obligation to pay any such sum; provided, however, that the Beneficiary may waive this right of acceleration and permit the assumption of the obligations secured hereby on such terms and conditions as it may deem appropriate. If the Grantor is a limited liability company, the aggregate transfer(s) of control in the Grantor whereby persons or entities not owning on the date hereof, singly or in the aggregate, forty percent (40%) or more of the membership interest of such Grantor, become the owner(s), singly or in the aggregate, of forty percent (40%) or more of such membership interest, shall be deemed a sale of the Property for the purposes of this Section. The Grantor hereby covenants to give the Beneficiary notice by certified mail of any sale, further encumbrance or transfer of the Property, as contemplated by this Section, within ten (10) days after the occurrence of such sale, further encumbrance or transfer.

Section 10.       SECURITY AGREEMENT.

         (a) This Deed of Trust shall constitute a security agreement with respect to all Collateral of the Grantor now owned or hereafter acquired and located upon the Property and used in the operation and maintenance of the Improvements. The Grantor hereby grants to the Beneficiary a security interest in the Collateral including, without limitation, all boilers, all heating, air conditioning and ventilating components and systems, all lighting, electrical power, plumbing, sprinkler and water components and systems, all carpets, wall coverings, screens and drapes, all mechanical and hydraulic components and systems and all appliances (including stoves, ranges, refrigerators, disposals, dishwashers, washers and dryers, trash compactors and similar appliances) owned by the Grantor and located on and used in connection with the operation or maintenance of the Improvements.

         (b) With respect to those items of the Collateral which are or are to become fixtures related to the Property, this Deed of Trust shall constitute a financing statement filed as a fixture fling. The lien upon fixtures granted herein and perfected hereby shall be in addition to and not in lieu of any lien upon fixtures acquired under real property law.


                  Section 11. NOTICES. All notices, certificates and other communications hereunder shall be deemed given when mailed by registered or certified mail, postage prepaid, return receipt requested, addressed as follows: if to the Beneficiary, to 200 Continental Boulevard, El Sequndo, California 90245-0984, Attention: Timothy Jenson with a copy to Robert Womble, Esq. and Michael King, Esq., Kennedy Covington Lobdell & Hickman, L.L.P., 434 Fayetteville Street Mall, Suite 1900, Raleigh, North Carolina 27601; if to the Trustee, to 200 Continental Boulevard, El Sequndo, California 90245-0984; if to the Grantor, to 14 Consultant Place, Suite 250, Durham, North Carolina 27707.

The Grantor, the Trustee and the Beneficiary may by written notice given hereunder designate a different address where communications should be sent.

Section 12.       MISCELLANEOUS.

         (a) In the event of the subsequent passage of any law of the State of North Carolina deducting from the value of the land for the purposes of taxation any lien thereon, or amending in any way the laws now in force for the taxation of deeds of trust or debts secured thereby, for state or local purposes or the manner of the collection of any such taxes so as to affect the interest of the Beneficiary, all Obligations, with interest thereon, at the option of the Beneficiary, shall immediately become due, payable and collectible without notice to any party.

           (b) No delay or forbearance by the Beneficiary in exercising any or all of its rights hereunder or rights otherwise afforded by law shall operate as a waiver thereof or preclude the exercise thereof during the continuance of any default as set forth herein or in the event of any subsequent default hereunder. In the event that the Beneficiary or the Trustee voluntarily or otherwise shall become a party to any suit or legal proceeding to protect the Property or to protect the title of the Trustee created by this Deed of Trust, the Trustee and the Beneficiary shall be saved harmless and shall be reimbursed by the Grantor for any amounts paid, including all reasonable costs, charges and attorneys' fees incurred in any such suit or proceeding. These amounts together with interest on the amounts at the rate set forth in the Note shall be secured by this Deed of Trust and their payment enforced as if they were a part of the original debt.

           (c) It is specifically agreed that the parties hereto shall in no event be deemed to have contracted for a greater rate of interest than the maximum rate permitted by law. Should a greater amount be collected, it shall be construed as a mutual mistake of the parties and the excess shall he returned to the party making such a payment.

           (d) The Beneficiary shall at any time have the irrevocable right to remove the Trustee herein named without notice or cause and to appoint his successor by an instrument in writing, duly acknowledged, in such form as to entitle such written instrument to be recorded in North Carolina. In the event of the death or resignation of the Trustee herein named, the Beneficiary shall have the right to appoint his successor by such written instrument. Any Trustee so appointed shall be vested with the title to the Property and shall possess all the powers, duties and obligations herein conferred on the Trustee in the same manner and to the same extent as though he were named herein as Trustee.

           (e) All the terms and conditions of the Loan Agreement pursuant to which the obligations under the Note are incurred are incorporated by this reference and made a part hereof.

           (f) The covenants, terms and conditions herein contained shall bind, and the benefits and powers shall inure to, the respective heirs, executors, administrators, successors and assigns of the parties hereto. Whenever used herein, the singular number shall include the plural, the plural the singular. If two or more parties have joined as Grantor, each of the parties shall be jointly and severally obligated to perform the conditions and covenants herein contained. The term "Beneficiary" shall include any payee of the indebtedness hereby secured and any transferee or assignee thereof, whether by operation of law or otherwise.

Section 14. GOVERNING LAW. This Deed of Trust shall be governed by and construed in accordance with the laws of the State of North Carolina, without reference to conflict of laws principles.

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           IN WITNESS WHEREOF, Grantor has caused this instrument to be executed by its duly authorized Manager under seal by adoption of the word "SEAL" appearing next to the name of the limited liability company and the signature of its Manager on the day and year first above written.

DCF I, LLC,
a North Carolina limited liability company (SEAL)



BY: /s/Anthony  Dilweg
    ---------------------------------- (SEAL)
     Anthony Dilweg, Manager



STATE OF NORTH CAROLINA

COUNTY OF ____________________


         I, a Notary Public of the County and State aforesaid, certify that Anthony Dilweg personally came before me this day and acknowledged that he is Manager of DCF I, LLC, a North Carolina limited liability company, and that by authority duly given and as the act of the company, the foregoing instrument was signed in its name by him.

         Witness my hand and official stamp or seal, this the ______ day of _________, 2002.



(SEAL)                            ___________________________________
                                  Notary Public

My Commission Expires:

---------------------





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                                 EXHIBIT A




           BEING all of that certain tract or parcel of land designed as Lot 25R, containing 6.989 acres, according to plat of survey entitled "Recombination Map, Lot 25R, MacGregor Park" dated April 5, 1999, prepared by Niall W. Gillespie, Professional Land Surveyor, of Niall Gillespie, R.L.S. and recorded in Book of Maps 1999, Page 933, Wake County Registry.